COOPERATIVE BANKSHARES REPORTS
                 SECOND QUARTER EARNINGS INCREASE OF 26 PERCENT

For Immediate Release: July 24, 2003

     Wilmington, NC--Cooperative Bankshares, Inc. (NASDAQ: "COOP") reported net income for the quarter ended June 30, 2003, of $1,423,239 or $0.49 per diluted share, a 25.8% increase over the same quarter last year. Net income for the quarter ended June 30, 2002, was $1,131,162 or $0.40 per diluted share.

     Net income for the six months ended June 30, 2003, was $2,810,889 or $0.97 per diluted share, a 16.2% increase over the same period last year. Income for the six months ended June 30, 2002 was $2,419,664 or $0.85 per diluted share.

     Total assets at June 30, 2003, were $522.0 million; stockholders' equity was $41.0 million or $14.40 per share and represented 7.86% of assets.

     Cooperative Bank recently opened two new financial centers: Monkey Junction in Wilmington on May 12, 2003, and Highway 24 financial center in Morehead City opened on July 1, 2003.

     Cooperative Bankshares, Inc. is the parent company of Cooperative Bank. Chartered in 1898, Cooperative provides a full range of financial services through 19 financial centers in Eastern North Carolina. The Bank's subsidiary, Lumina Mortgage, Inc., is a mortgage banking firm, originating and selling residential mortgage loans through offices in Wilmington, North Carolina; North Myrtle Beach, South Carolina; and Virginia Beach, Virginia.

                           For Additional Information:

SEC Form 8-K has been filed which contains additional information.
------------------------------------------------------------------

Contacts:
Frederick Willetts, III, President
Todd L. Sammons, CPA, Senior Vice President/CFO
Linda B. Garland, Vice President/Secretary

          COOPERATIVE BANKSHARES, INC.
                 201 MARKET ST.                                 UNAUDITED SELECTED FINANCIAL DATA
              WILMINGTON, NC 28401                                      NASDAQ SYMBOL: COOP

----------------------------------------------------------------------------------------------------------------------------
BALANCES AS OF:                                      06/30/03      03/31/03       12/31/02       09/30/02       06/30/02
----------------------------------------------------------------------------------------------------------------------------
ASSETS                                            $522,002,569   $512,578,370   $504,209,577   $498,035,065   $479,434,570
STOCKHOLDERS'  EQUITY                               41,021,651     39,816,314     38,448,261     37,065,288     35,775,614
DEPOSITS                                           373,627,531    375,020,415    357,254,096    359,872,874    360,535,738
BOOK VALUE (2,847,947 SHARES as of 6/30/03)              14.40          13.98          13.56          13.07          12.62

NON-PERFORMING ASSETS:
  ACCRUING LOANS  90  DAYS PAST DUE                    462,757        362,650        249,203        424,080        224,528
  NON-ACCRUAL LOANS                                    135,295         34,611        334,289        124,892          6,607
  FORECLOSED REO                                       898,800        920,643        619,163        599,588      1,283,041
                                                 ---------------------------------------------------------------------------
    TOTAL NON-PERFORMING ASSETS                   $  1,496,852   $  1,317,904   $  1,202,655   $  1,148,560   $  1,514,176
                                                 ===========================================================================

----------------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED:                               06/30/03      03/31/03       12/31/02       09/30/02       06/30/02
----------------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                       3.62%          3.58%          3.55%          3.54%          3.57%
  (NET INTEREST INCOME / AVERAGE INTEREST-EARNING ASSETS)

EARNING ASSETS / LIABILITIES                            108.90%        108.30%        107.60%        107.20%        106.60%

STOCKHOLDERS' EQUITY/ASSETS                               7.86%          7.77%          7.63%          7.44%          7.46%

----------------------------------------------------------------------------------------------------------------------------

NET INCOME                                        $  1,423,239   $  1,387,650   $  1,304,954   $  1,219,879   $  1,131,162
                                                 ===========================================================================
NET INCOME  PER DILUTED SHARE                     $       0.49   $       0.48   $       0.46   $       0.43   $       0.40
                                                 ===========================================================================
DILUTED WEIGHTED AVERAGE
  NUMBER OF SHARES                                   2,895,190      2,887,096      2,866,802      2,861,290      2,861,143
                                                 ===========================================================================
ALLOWANCE FOR LOAN LOSSES
    PROVISION                                     $    180,000   $    200,000   $    220,000   $    120,000   $    120,000
    CHARGE OFFS                                         67,402        141,804         13,547         10,317        118,404
    RECOVERIES                                           1,257          1,852         28,218            649            624
                                                 ---------------------------------------------------------------------------
    BALANCE                                       $  3,110,698   $  2,996,843   $  2,936,795   $  2,702,124   $  2,591,792
                                                 ===========================================================================

Note: Earnings per share are computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect for any stock dividends and splits.

           COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
          CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                        JUNE 30, 2003       December 31, 2002*
                                                                        --------------      ------------------
                                                                         (UNAUDITED)
                              ASSETS
  Cash and due from banks, noninterest-bearing                            $ 21,179,075         $ 11,858,603
  Interest-bearing deposits in other banks                                   6,858,501                   --
                                                                          ------------         ------------
    Total cash and cash equivalents                                         28,037,576           11,858,603
  Securities:
    Available for sale (amortized cost of $34,986,714 in June 2003
     and $41,033,409 in December 2002)                                      35,741,698           42,075,212
    Held to maturity (estimated market value of $6,779,302 in June
     2003 and $8,009,087 in December 2002)                                   6,723,586            7,859,955
  FHLB stock                                                                 4,004,600            4,054,700
  Loans held for sale                                                       27,502,596           25,659,935
  Loans                                                                    397,656,444          393,812,940
   Less allowance for loan losses                                            3,110,698            2,936,795
                                                                          ------------         ------------
    Net loans                                                              394,545,746          390,876,145
  Other real estate owned                                                      898,800              619,163
  Accrued interest receivable                                                2,119,579            2,239,826
  Premises and equipment, net                                                8,319,300            7,019,219
  Other assets                                                              14,109,088           11,946,819
                                                                          ------------         ------------
          Total assets                                                    $522,002,569         $504,209,577
                                                                          ============         ============
               LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                $373,627,531         $357,254,096
  Short-term borrowings                                                     60,956,824           61,585,827
  Escrow deposits                                                              403,855              223,604
  Accrued interest payable                                                     248,681              284,568
  Accrued expenses and other liabilities                                     2,653,813            3,320,629
  Long-term obligations                                                     43,090,214           43,092,592
                                                                          ------------         ------------
       Total liabilities                                                   480,980,918          465,761,316
                                                                          ------------         ------------
Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                                --                   --
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,847,947 and 2,835,947 shares issued and outstanding                    2,847,947            2,835,947
  Additional paid-in capital                                                 2,613,152            2,440,645
  Accumulated other comprehensive income                                       498,289              635,500
  Retained earnings                                                         35,062,263           32,536,169
                                                                          ------------         ------------
       Total stockholders' equity                                           41,021,651           38,448,261
                                                                          ------------         ------------
          Total liabilities and stockholders' equity                      $522,002,569         $504,209,577
                                                                          ============         ============
Book value per common share                                               $      14.40         $      13.56
                                                                          ============         ============

*Derived from audited consolidated financial statements.

        COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
           CONSOLIDATED STATEMENTS OF OPERATIONS
                        (Unaudited)

                                                                 THREE MONTHS ENDED          SIX MONTHS ENDED
                                                                      JUNE 30,                   JUNE 30,
                                                                2003            2002         2003          2002
                                                             -----------   -----------   -----------   -----------
INTEREST INCOME:
  Loans                                                      $ 6,534,851   $ 6,653,357   $13,060,444   $13,248,903
  Securities                                                     528,897       673,851     1,131,988     1,369,739
  Other                                                           14,185        11,625        23,991        23,918
  Dividends on FHLB stock                                         37,849        54,384        83,424       113,292
                                                             -----------   -----------   -----------   -----------
       Total interest income                                   7,115,782     7,393,217    14,299,847    14,755,852
                                                             -----------   -----------   -----------   -----------

INTEREST EXPENSE:
  Deposits                                                     1,904,065     2,610,028     3,942,326     5,455,370
  Borrowed funds                                                 889,958       892,076     1,781,900     1,804,729
                                                             -----------   -----------   -----------   -----------
       Total interest expense                                  2,794,023     3,502,104     5,724,226     7,260,099
                                                             -----------   -----------   -----------   -----------

NET INTEREST INCOME                                            4,321,759     3,891,113     8,575,621     7,495,753
Provision for loan losses                                        180,000       120,000       380,000       400,000
                                                             -----------   -----------   -----------   -----------
       Net interest income after provision for loan losses     4,141,759     3,771,113     8,195,621     7,095,753
                                                             -----------   -----------   -----------   -----------
NONINTEREST INCOME:
   Gain on sale of loans                                       1,232,322        79,388     2,259,078        97,668
   Net gain on sale of securities                                   --          18,417          --         135,182
   Service charges and fees on loans                             114,886       136,374       253,217       337,756
   Deposit-related fees                                          376,644       262,693       633,515       510,929
   Gain on sale of real estate                                      --            --            --         464,977
   Bank-owned life insurance earnings                             89,910        99,837       186,984       199,674
   Other income, net                                              41,879        42,858        94,004       102,974
                                                             -----------   -----------   -----------   -----------
       Total noninterest income                                1,855,641       639,567     3,426,798     1,849,160
                                                             -----------   -----------   -----------   -----------

NONINTEREST EXPENSE:
   Compensation and fringe benefits                            2,485,805     1,570,690     4,760,062     3,006,544
   Occupancy and equipment                                       660,138       549,184     1,307,569     1,067,395
   Professional and examination fees                             112,461        99,044       213,708       229,624
   Advertising                                                   145,541        66,317       266,097       136,820
   Real estate owned                                              15,651         3,985        33,541        10,527
   Other                                                         460,138       357,980       917,024       746,361
                                                             -----------   -----------   -----------   -----------
     Total noninterest expenses                                3,879,734     2,647,200     7,498,001     5,197,271
                                                             -----------   -----------   -----------   -----------

Income before income taxes                                     2,117,666     1,763,480     4,124,418     3,747,642
Income tax expense                                               694,427       632,318     1,313,529     1,327,978
                                                             -----------   -----------   -----------   -----------
NET INCOME                                                   $ 1,423,239   $ 1,131,162   $ 2,810,889   $ 2,419,664
                                                             ===========   ===========   ===========   ===========
NET INCOME PER SHARE:
   Basic                                                     $      0.50   $      0.40   $      0.99   $      0.85
                                                             ===========   ===========   ===========   ===========
   Diluted                                                   $      0.49   $      0.40   $      0.97   $      0.85
                                                             ===========   ===========   ===========   ===========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                                       2,847,947     2,835,508     2,846,313     2,835,478
                                                             ===========   ===========   ===========   ===========
   Diluted                                                     2,895,190     2,861,143     2,891,285     2,853,202
                                                             ===========   ===========   ===========   ===========

                                                                      For the three months ended
                                                            JUNE 30, 2003                        JUNE 30, 2002
                                                      ---------------------------------------------------------------
(Dollars in thousands)                                                      Average                           Average
                                                      Average                Yield/    Average                 Yield/
                                                      Balance    Interest    Cost      Balance    Interest     Cost
                                                      -------    --------   -------    -------    --------    -------
Interest-earning assets:
   Interest-bearing deposits in other banks          $  4,983     $   14     1.12%     $  2,604    $   12      1.84%
   Securities:
      Available for sale                               37,715        436     4.62%       41,171       559      5.43%
      Held to maturity                                  7,254         93     5.13%        7,216       115      6.37%
   FHLB stock                                           3,798         38     4.00%        4,155        54      5.20%
   Loan portfolio                                     424,247      6,535     6.16%      380,417     6,653      7.00%
                                                     --------     ------               --------    ------
    Total interest-earning assets                     477,997      7,116     5.95%      435,563     7,393      6.79%

Non-interest earning assets                            27,861                            27,238
                                                     --------                          --------
Total assets                                         $505,858                          $462,801
                                                     ========                          ========

Interest-bearing liabilities:
   Deposits                                           348,301      1,904     2.19%      336,202     2,610      3.11%
   Borrowed funds                                      90,803        890     3.92%       72,460       892      4.92%
                                                     --------     ------               --------    ------
    Total interest-bearing liabilities                439,104     $2,794     2.55%      408,662    $3,502      3.43%
                                                                  ------                           ------
Non-interest bearing liabilities                       26,059                            19,098
                                                     --------                          --------
    Total liabilities                                 465,163                           427,760
    Stockholders' equity                               40,695                            35,041
                                                     --------                          --------
Total liabilities and stockholders' equity           $505,858                          $462,801
                                                     ========                          ========
Net interest income                                               $4,322                           $3,891
                                                                  ======                           ======
Interest rate spread                                                         3.41%                             3.36%
                                                                            =====                             =====
Net yield on interest-earning assets                                         3.62%                             3.57%
                                                                            =====                             =====
Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                              108.9%                            106.6%
                                                                            =====                             =====